Exhibit 10.2

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of September 21, 2005 between BNCCORP, Inc, a Delaware corporation (the “Company”), and each of the Persons (as defined below) who have executed this Agreement and are named in Annex A hereto (each, an “Investor” and, collectively, the “Investors”).

Execution and delivery of this Agreement by the parties hereto are conditions to each Investor purchasing Shares (as defined below) from the Company under the Subscription Agreement (as defined below).  Accordingly, the parties hereto hereby agree as follows:

Section 1.                                          Definitions.  Unless the context otherwise requires, the terms defined in this Section 1 have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of such terms:

“Closing Date” has the meaning given in the Subscription Agreement; provided that if there is more than one Closing Date pursuant to the Subscription Agreement, this term shall refer to the latest such Closing Date.

“Common Stock” means the common stock, $0.01 par value, of the Company.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the record owner of Registrable Securities.

“Person” means any natural person, corporation, trust, association, limited liability company, partnership, joint venture or other entity and any government, governmental agency, instrumentality or political subdivision.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means the Shares and any shares of capital stock issued or issuable from time to time as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares if and so long as:  (i) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; or (ii) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Shares are removed upon the consummation of such sale; or (iii) they could not be sold without registration by any Holder thereof pursuant to Rule 144 promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of Common Stock sold and issued to the Investors pursuant to the Subscription Agreement.

“Subscription Agreement” means one or more Subscription Agreements of even date herewith between the Company and each Investor relating to the purchase and sale of the Shares.

Section 2.                                          Required Registration.

(a)                                  Subject to the receipt of all necessary information from the Investors, the Company shall use its reasonable best efforts to prepare and file a “shelf” registration statement on Form S-3 under the Securities Act covering an offering of the Registrable Securities on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”), on or before the date that is ninety (90) days after the Closing Date (the “Filing Date”), and shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after filing, and in any event no later than one-hundred twenty (120) days after the Filing Date (the “Effectiveness Date”); provided, however, that if the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will, subject to its rights under Section 2(c) below, cause the Registration Statement to become effective within five (5) business days after such Commission notification. Notwithstanding the foregoing, if Form S-3 is not available for use by the Company, then the Company will file a Registration Statement on such form as is then available to effect a registration of the Registrable Securities, subject to the consent of the Holders of a majority of the Registrable Securities then outstanding, which consent will not be unreasonably withheld, conditioned or delayed.

(b)                                 The Company shall use its reasonable best efforts to maintain the effectiveness of the Registration Statement under the Securities Act until the earliest of:  (i) the date that is two (2) years after the Closing Date; and (ii) the date on which all of the Registrable Securities have been sold pursuant to the Registration Statement or no longer constitute Registrable Securities (the “Registration Period”).

(c)                                  Notwithstanding the foregoing, the Company’s obligations under Sections 2(a) and 2(b) to file a Registration Statement, and to cause such Registration Statement to become and remain effective, shall be suspended, at the option of the Company, for a total of not more than ninety (90) days (an “Allowed Delay”) if the Company determines in good faith that an event has occurred or a condition exists that results or may result in a Misstatement (as defined in Section 10 below).

Section 3.                                          Demand Registration.

(a)                                  If, at any time after the Effectiveness Date and prior to the expiration of the Registration Period, a Registration Statement is not effective with respect to all of the Shares (except by reason of an Allowed Delay), the Holders of a majority of the Registrable Securities then outstanding (the “Majority Holders”) may request registration under the Securities Act of all or part of their Registrable Securities (“Demand Registration”) on Form S-3, if available, or, if Form S-3 is not available for the Demand Registration, on such form as may be prescribed by the Commission.  Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.  Within ten (10) days after receipt of any request for a Demand Registration, the Company will, subject to the other provisions of this Agreement, give written notice of such requested registration to all other Holders of Registrable Securities, if any, and, subject to Section 1(d) below, will include in such registration the Registrable Securities of any such Holder from which the Company has received written requests for inclusion therein within fifteen (15) days after the receipt by such Holder of the Company’s notice.

(b)                                 The Majority Holders will be entitled to request no more than three (3) Demand Registrations.  The Company will pay all expenses (pursuant to Section 6 herein); provided that a registration will not count as one of the permitted Demand Registrations until it has become effective and unless the Holders of Registrable Securities are able to register at least eighty percent (80%) of the Registrable Securities requested to be included in such registration (excluding from such calculation any Registrable Securities held by a Holder that is excluded from participating in such registration for failing to provide any information required by this Agreement); and provided, further, that in any event the Company will pay all expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective and whether or not it is counted as a permitted Demand Registration.

(c)                                  The Company will not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the Holders of a majority of the Registrable Securities included in such registration.  If a Demand Registration is an underwritten offering and the managing underwriters in good faith advise the Company in writing that in their judgment the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold therein without materially reducing the price of such Registrable Securities, the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included, in the good faith judgment of such underwriters can be sold without materially reducing the price of such Registrable Securities, pro rata among the respective Holders of Registrable Securities on the basis of the number of shares of Registrable Securities that each Holder of Registrable Securities has requested to be included in such registration.

(e)                                  The investment banker(s) and managing underwriter(s) administering an offering initiated as a Demand Registration shall be the investment bankers and managing underwriters selected by the Company and agreed to by the Holders of a majority of the Registrable Securities included in any such Demand Registration at the time of its effectiveness.

(f)                                    The Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, that would be superior to or otherwise interfere with the registration rights granted hereunder.  The Company represents and warrants to the Investor that no Person has the contractual right to require the Company to register any equity securities of the Company other than pursuant to this Agreement.

Section 4.                                          Registration Procedures.  If and whenever the Company is required by the provisions of Section 2 or 3 hereof to effect the registration of Registrable Securities under the Securities Act, the Company will:

(a)                                  In accordance with the Securities Act and all applicable rules and regulations thereunder, prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective, and use its reasonable best efforts to cause such registration statement to remain effective (including preparing and filing with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective) until the securities covered by such registration statement have been sold or as otherwise set forth in Section 2 or 3;

(b)                                 If the offering is to be underwritten in whole or in part, enter into a customary written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering, the Company and the Holders of a majority of the Registrable Securities participating in such offering;

(c)                                  Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Holders may reasonably request in order to facilitate the public offering of such securities;

(d)                                 Use its reasonable best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders and underwriters may reasonably request prior to the effectiveness of such registration statement;

(e)                                  Notify the Holders participating in such registration, promptly after it receives notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(f)                                    Notify such Holders promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(g)                                 Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the written opinion of counsel for such Holders, which opinion shall be reasonably acceptable to counsel for the Company, is required under the Securities Act or the rules and regulations of the Commission thereunder in connection with the distribution of the Registrable Securities by such Holders;

(h)                                 Prepare and file promptly with the Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(i)                                     Advise such Holders, promptly after it receives notice or obtains knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

(j)                                     At the request of any Holder of Registrable Securities covered by such registration statement, furnish to such Holder on the effective date of the registration statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion dated such date of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer’s counsel provided to underwriters in underwritten public offerings.

(k)                                  Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the Effectiveness Date.

Section 5.                                          Accuracy of Registration Statement.  Subject to the Company’s rights under Section 10, any registration statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.  Subject to the limitations set forth in Section 10, the Company will prepare and file with the Commission such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with the registration statement as may be necessary to permit sales pursuant to the registration statement at all times during the Registration Period, and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by any registration statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the registration statement.

Section 6.                                          Additional Obligations of the Company.

6.1                                Review by Investors.  The Company will permit Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLP, to review any registration statement covering Registrable Securities and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the Commission, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company’s counsel.  The sections of any such registration statement including information with respect to the Investors, the Investors’ beneficial ownership of securities of the Company or the Investors’ intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Investors.

6.2                                Expenses.  With respect to the registration effected pursuant to Section 2 or 3 hereof, the Company will bear all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith; provided, however, that the Company shall not be liable for any underwriting discounts and commissions, which in all cases shall be borne by the Holders.  Such fees, costs and expenses of registration to be borne as provided in the preceding sentence, include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified and reasonable fees and disbursements (not to exceed $50,000 per registration statement pursuant to Section 2 or 3) of one firm of counsel for all selling security holders, selected by the Holders of a majority of the Registrable Securities to be included in such registration, and reasonably acceptable to the Company.

6.3                                Due Diligence.  The Company will make available during normal business hours for inspection by any Investor whose Registrable Securities are being sold pursuant to a registration statement and one firm of attorneys retained by the Investors (collectively, the

“Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility.  The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.  Each Inspector will hold in confidence, and will not make any disclosure of, any Records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless:  (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any registration statement; (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement.

Notwithstanding any of the foregoing, nothing herein shall obligate the Company to provide to the Investors, or to any advisors or representatives of the Investors, any material nonpublic information.  The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

Section 7.                                          Indemnification.

(a)                                  The Company will, and does hereby undertake to, indemnify and hold harmless each Holder, each of its officers, directors and partners, and each person controlling such Holder within the meaning of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law, arising out of or based on compliance with, any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus (preliminary or final), offering circular or other document or amendments thereto, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arising out of or any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder or underwriter expressly for use in connection with such registration.

(b)                                 Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, agents and employees, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof to which they may become subject) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or amendments thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein in light of the circumstances in which they were made, or necessary to make the statements therein, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument executed by such Holder expressly for use in connection with such registration; provided, however, that the obligations of such Holders hereunder shall be limited to an amount equal to the proceeds to each such Holder of Registrable Securities from the sale of such Registrable Securities as contemplated herein.

(c)                                  Each party entitled to indemnification under this Section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall deliver written notice to the Indemnifying Party of commencement thereof.  The Indemnifying Party, at its sole option, may participate in or assume the defense of any such claim or any litigation resulting therefrom with counsel reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at Indemnified Party’s expense.

(d)                                 The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and will survive the transfer of Registrable Securities.  The Indemnifying Party also agrees to make such provisions, as are reasonably requested by an Indemnified Party, for contribution to such party in the event the Indemnifying Party’s indemnification is unavailable for any reason.  The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term a release from all liability in respect to such claim or litigation by the claimant or plaintiff to such Indemnified Party.

(e)                                  If the indemnification provided for in subsection (a) or (b) of this Section is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each Indemnifying Party under any such subsection, in lieu of indemnifying such Indemnified Party thereunder, agrees to contribute to the amount paid or payable by such

Indemnified Party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  Notwithstanding the foregoing, the amount any Holder of Registrable Securities will be obligated to contribute pursuant to this subsection will be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation.

Section 8.                                          Reporting Requirements Under Exchange Act.  The Company will maintain the effectiveness of its registration under Section 12 of the Exchange Act and timely file (whether or not it is then required to do so) such information, documents and reports as the Commission may require or prescribe under Section 15(d) of the Exchange Act.  The Company will, forthwith upon written request, furnish to any Holder of Registrable Securities a written statement by the Company that it has complied with such reporting requirements.  In addition, the Company will take such other measures and file such other information, documents and reports, as may be required of it hereafter by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect).

Section 9.                                          Holder Information.  The rights of each Holder of Registrable Securities to participate in any registration to be effected pursuant to this Agreement is subject to such Holder furnishing the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as may be required by law or by the Commission in connection therewith, and each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement shall furnish the Company with such information by a written instrument executed by such Holder.

Section 10.                                   Suspension of Sales.  Upon receipt of written notice from the Company that a registration statement or prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”), each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until such Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 11.                                   Forms.  All references in this Agreement to particular forms of registration statements are intended to include, and will be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

Section 12.                                   Miscellaneous.

12.1                           Waivers and Amendments.  With the written consent of the Holders of a majority of the Registrable Securities then outstanding, the obligations of the Company and the rights of the Holders under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders and the Company; provided, however, that no such waiver or supplemental agreement may reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all the Registrable Securities; and provided further, and notwithstanding any provision herein to the contrary, that any such waiver amendment or supplement that applies only to a particular registration shall require only the written consent of the Holders of a majority of the Registrable Securities included in such registration. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company will give prompt written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 12.1.  Specifically, but without limiting the generality of the foregoing, the failure of any Investor at any time or times to require performance of any provision hereof by the Company will not affect the right of any Investor at a later time to enforce the same.  No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, will be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

12.2                           Effect of Waiver or Amendment.  Each Investor acknowledges that by operation of Section 12.1 the Holders of a majority of the Registrable Securities will, subject to the limitations contained in Section 12.1, have the right and power to diminish or eliminate certain rights of such Investor under this Agreement.

12.3                           Rights of Investors Inter Se.  Each Investor has the absolute right to exercise or refrain from exercising any right or rights which such Investor may have by reason of this Agreement or any Registrable Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Investor will not incur any liability to any other Investor or Investors with respect to exercising or refraining from exercising any such right or rights.

12.4                           Notices.  All notices, requests, consents and other communications required or permitted hereunder will be in writing and will be delivered, or mailed first class postage prepaid, registered or certified mail,

(a)                                  If to any Investor, addressed to such Investor at its address shown on Annex A hereto, or at such other address as such Investor may specify by written notice to the Company; or

(b)                                 If to the Company, at 322 East Main Avenue, Bismarck, North Dakota 58501, with a copy to Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., 201 St. Charles Avenue, 51st Floor, New Orleans, Louisiana  70170, Attention:  William B. Masters, or at such other address as the Company may specify by written notice to the Investors;

and each such notice, request, consent and other communication will for all purposes of this Agreement be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

12.5                           Severability.  If any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement is determined to be illegal or unenforceable, it is the intention of the parties hereto that all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement should be given effect separately from the provision or provisions determined to be illegal or unenforceable and not be affected thereby.

12.6                           Parties in Interest.  All the terms and provisions of this Agreement will be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, will inure to the benefit of and be enforceable by the Holder or Holders at the time of any registration of Registrable Securities.  Subject to the immediately preceding sentence, this Agreement will not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

12.7                           Headings.  The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

12.8                           Entire Agreement.  This Agreement constitutes the entire understanding of the parties hereto and supersedes all prior understanding among such parties.

12.9                           Choice of Law.  This Agreement and any and all matters related to or arising under this Agreement shall be governed by the internal laws of the State of North Dakota, regardless of any provisions on choice of or conflicts of law.

12.10                     Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.  All such counterparts will be deemed an original, will be construed together and will constitute one and the same instrument.

12.11                     Assignment of Registration Rights.  The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, will be automatically assigned by the Investors to transferees or assignees of all or any portion of the Registrable Securities, but only if:  (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned; (c) after such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws; and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

(Signature page follows)

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

BNCCORP, INC.
Printed Name of Investor

By:		By:
	Name:	Name:
	Title:	Title: